UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 13, 2008

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Owens-Illinois, Inc. will host an investor day on May 13, 2008, beginning at 8:30 AM.  Selected slides from the presentation, which contain certain financial information for the years ended December 31, 2002 through 2007, and which are available on the Company’s web site, are attached hereto as Exhibit 99.1.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                                                                    Exhibits.

Exhibit No.	Description

99.1	Investor Day slides containing certain financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 13, 2008	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Day slides containing certain financial information